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EXHIBIT 10.3

                               FOURTH AMENDMENT TO
                               -------------------
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                    ----------------------------------------
                              AND WAIVER AGREEMENT
                              --------------------


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT AND WAIVER AGREEMENT (this "Amendment"), dated as of November 15, 2002, is entered into by and between SVI SOLUTIONS, INC., a Delaware corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a California banking corporation ("Lender"), with reference to the following facts:


                                    RECITALS
                                    --------


         A. Borrower and Lender are parties to an Amended and Restated Term Loan Agreement, dated as of June 29, 2001, as amended by that First Amendment to Amended and Restated Term Loan Agreement, dated as of March 18, 2002 and that certain Third Amendment to Amended and Restated Term Loan Agreement and Waiver Agreement, dated as of July 15, 2002, (collectively, the "Loan Agreement"), pursuant to which the Lender has provided the Term Loan to Borrower.

         B. Borrower has requested that Lender waive compliance with certain requirements of the Loan Agreement as set forth below.

         C. Lender is willing to provide Borrower with the foregoing accommodations on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used in this Amendment (including, without limitation, in the Recitals hereto) shall have the respective meanings specified in the Loan Agreement.

         2. WAIVER. Lender hereby waives, on a one-time basis, Borrower's obligation prior to the date hereof, to comply with (and hereby waives, on a one-time basis, any Default or Event of Default arising prior to the date hereof from):

                  (a) Section 6.18 of the Loan Agreement regarding maintenance of a Minimum Monthly EBITDA for the Fiscal Quarter ending September 30, 2002.

         This waiver shall not constitute a waiver of (i) any future breach of
Section 6.18 or (ii) any other term or condition of the Loan Agreement or any future breach thereof.

         3. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

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                  (i) THIS AMENDMENT. Lender shall have received this Amendment, duly executed by Borrower; and

                  (ii) ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS. The Subsidiary Guarantors shall have executed the Acknowledgement of Subsidiary Guarantors form attached to the end of this Amendment.

         4. RELEASE. In consideration of the execution and delivery of this Amendment, Borrower hereby releases, remises and forever discharges Lender, its respective officers, directors, employees, agents, affiliates and attorneys, without conditions precedent to effectiveness, from all actions and causes of action heretofore arising out of or related to the Loan Agreement and the Loan Documents, or the relationship of Borrower and Lender, in each case whether known or unknown to Borrower as of the date hereof. Borrower acknowledges that it has been advised by legal counsel, to the extent that it has seen fit, and is familiar with and waives the provision of California Civil Code Section 1542, which provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         5. NO OTHER AMENDMENTS; REAFFIRMATION OF LOAN DOCUMENTS; NO DEFENSES. Except as expressly amended hereby, the Loan Agreement shall remain unaltered and in full force and effect. Borrower hereby reaffirms the Loan Agreement and the other Loan Documents and its obligations to Lender thereunder. Borrower acknowledges that Lender has fully complied with its obligations under the Loan Agreement and the other Loan Documents and that Borrower has no defenses to the validity, enforceability or binding effect of the Loan Agreement or any other Loan Document or of any of the respective amendments thereto.

         6. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which taken together, shall constitute but one and the same agreement.



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         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.


                                            SVI SOLUTIONS, INC.,
                                            a Delaware corporation

                                            By: /s/ Barry Schechter
                                                --------------------------------
                                            Name:  Barry M. Schechter
                                            Title: Chairman and CEO

                                            UNION BANK OF CALIFORNIA, N.A.,
                                            a California banking corporation

                                            By: /s/ Jean-Pierre Knight
                                                --------------------------------
                                            Name:  Jean-Pierre Knight
                                            Title: VP



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                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS
                    ----------------------------------------


                  The undersigned hereby (a) ratify and reaffirm all of their obligations to Lender under the Subsidiary Guaranty, (b) consent to the execution and delivery by Borrower of the Amendment to which this Acknowledgement of Subsidiary Guarantors is attached and (c) confirm that the Subsidiary Guaranty remains in full force and effect. The undersigned agree that the execution of this acknowledgement of Subsidiary Guarantors is not necessary for the continued validity and enforceability of the Subsidiary Guaranty, but is executed to induce Lender to enter into the Amendment.

Dated: As of November 15, 2002


                                                SABICA VENTURES, INC.,
                                                a California corporation

                                                By: /s/ Barry M. Schechter
                                                    ----------------------------
                                                Name: Barry M. Schechter
                                                Title: CEO


                                                SVI RETAIL, INC.,
                                                a Delaware corporation

                                                By: /s/ Barry M. Schechter
                                                    ----------------------------
                                                Name: Barry M. Schechter
                                                Title: CEO


                                                SVI TRAINING PRODUCTS, INC.
                                                a California corporation

                                                By: /s/ Barry M. Schechter
                                                    ----------------------------
                                                Name: Barry M. Schechter
                                                Title: Board Director




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